Exhibit 32.2

CFO CERTIFICATION OF PERIODIC REPORT

I, Kevin T. Michaels, Chief Financial Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	this Amendment No. 2 to Annual Report on Form 10-K of the Company for the annual period ended December 28, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2009	By:	/s/ KEVIN T. MICHAELS
Kevin T. Michaels Chief Financial Officer Powerwave Technologies, Inc.